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                                                                  Exhibit 10.148


          FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE AND
               WARRANT PURCHASE AGREEMENT AND FIRST AMENDMENT TO
                  AMENDED AND RESTATED SUBORDINATION AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATION AGREEMENT, dated as of July __, 2000 (this "Amendment"), by and among Ramsay Youth Services, Inc. (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto, as guarantors (the "Subsidiary Guarantors"), SUNTRUST BANKS, INC., a corporation organized under the laws of the State of Georgia ("SunTrust"), and ING (U.S.) CAPITAL LLC, a Delaware limited liability company ("ING"; SunTrust and ING individually, a "Purchaser" and, collectively, the "Purchasers") and FLEET CAPITAL CORPORATION, or any successor thereto as Agent (the "Agent") under the Senior Credit Agreement on behalf of and for the benefit of itself and the Senior Lenders.


                              W I T N E S S E T H :

         WHEREAS, Company, the Subsidiary Guarantors and the Purchasers are parties to that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of June 19, 2000 (as amended, restated, modified or otherwise supplemented from time to time, the "Purchase Agreement"), pursuant to which the Purchasers made a $10,000,000 subordinated debt investment in the Company;

         WHEREAS, Company has requested that the Purchasers make certain amendments to the Purchase Agreement and the Purchasers are willing to do so on the terms and conditions set forth herein;

         WHEREAS, Company, the Subsidiary Guarantors, the Purchasers and the Agent are party to that certain Amended and Restated Subordination Agreement, dated as of June 19, 2000 (as amended, restated, modified or otherwise supplemented from time to time, the "Subordination Agreement"), pursuant to which the Purchasers agreed to subordinate certain Obligations to the Senior Lenders;

         WHEREAS, Company has requested that the Purchasers and the Agent make certain amendments to the Subordination Agreement and the Purchasers and the Agent are willing to do so on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:


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         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

         2. Amendment to Section 1.1 of the Purchase Agreement. Section 1.1 of the Purchase Agreement is amended by replacing the definition therein of "Net Securities Proceeds" with the following new definition:

                  "Net Securities Proceeds" means, with respect to the issuance or sale by the Company or any Subsidiary of any securities representing Stock or indebtedness of such Person, but not including the Notes and not including any increase in the principal amount of Senior Debt (subject to the limits in the amount of Senior Debt set forth in the definition of Senior Debt), the excess of (a) the gross cash proceeds received from such issuance and sale, minus (b) all reasonable out-of-pocket fees and expenses incurred in connection with such issuance and sale and paid to Persons that are not Affiliates of the Company.

         3. Amendment to Section 8.6(f) of the Purchase Agreement. Section 8.6(f) of the Purchase Agreement is amended by replacing such subsection in its entirety with the following new subsection 8.6(f):

                  "Senior Debt; provided, however, that in no event shall the principal amount of the Senior Debt exceed the sum of (i) $19,557,233.32 reduced by the amounts of any repayments and commitment reductions under the Senior Credit Agreement (after the SunTrust Closing Date) to the extent that such payments and reductions may not be reborrowed, plus (ii) $11,350,000;"

         4. Amendment to Section 8.12 of the Purchase Agreement. Section 8.12 of the Purchase Agreement is amended by adding the following proviso to the end of such Section:

                  "provided, however, that notwithstanding anything to the contrary contained herein, the following amounts shall be added to the Company's EBITDA for each of the following fiscal quarters for purposes of this Section 8.12:

                           Fiscal Quarter Ending                        Amount
                           ---------------------                       --------
                           December 31, 1999                           $538,000
                           March 31, 2000                              $664,000
                           June 30, 2000                               $537,000
                           September 30, 2000                          $222,000"

         5. Amendment to Section 1.1 of the Subordination Agreement. Section 1.1 of the Subordination Agreement is hereby amended by replacing the definition therein of "Senior Indebtedness" with the following new definition:

         ""Senior Indebtedness" at any time of determination means and includes the "Obligations" (as such term is defined in the Senior Credit Agreement) and all


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         other indebtedness, obligations and liabilities of any Subordinated
         Indebtedness Obligor under the Senior Indebtedness Documents, including without limitation all principal, interest, premiums and other amounts payable thereunder (including, without limitation, any interest, fees, costs and charges accruing subsequent to the commencement of an Insolvency Event), at the rate and in such amounts as are specified in the Senior Credit Agreement or other Senior Indebtedness Documents which provides for the payment of such amounts (whether or not any such interest, fee, expenses, costs and charges are an allowed claim in any such Insolvency Event), whether now existing or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, final or contingent, whether advanced or arising prior to or after the commencement of an Insolvency Event, and whether incurred as maker, endorser, guarantor, or otherwise including without limitation the aggregate amount of all advances made by Senior Creditor for the preservation, maintenance, insurance or protection of any Collateral (as such term is defined in the Senior Credit Agreement) together with
         (a) all complete or partial refinancings of the Obligations, and (b) any amendments, modifications, renewals or extensions thereof; provided, however, that in no event shall the principal amount of the Senior Indebtedness exceed the sum of (i) $19,557,233.33 reduced by the amount of any repayments and commitment reductions under the Senior Credit Agreement (after the SunTrust Closing Date (as such term is defined in the Subordinated Credit Agreement)) to the extent that such payments and reductions may not be reborrowed, plus (ii) $11,350,000."

         6. Conditions to Effectiveness of Amendment. This Amendment shall become effective (the "First Amendment Effective Date") when each Purchaser shall have received a duly executed counterpart of this Amendment executed by each party hereto.

         7. Representations and Warranties. The Company hereby represents and warrants to the Purchasers that:

                  (a) the execution, delivery and performance of this Amendment
(i) is within Company's corporate power; (ii) has been duly authorized by all necessary corporate and shareholder action; (iii) does not require the consent, approval, authorization of, or registration or filing with, any Person under any Material Contract, with any Person under the organizational documents of the Consolidated Companies, or with any governmental authority other than such consents, approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect, and (iv) will not cause a breach or default under any of any of the Consolidated Companies Material Contracts or organizational documents of any of the Consolidated Companies except as could not reasonably be expected to have a Material Adverse Effect;

                  (b) this Amendment has been duly executed and delivered for the benefit or on behalf of Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general, and by general principles of equity; and


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                  (c) after giving effect to this Amendment, all of
representations and warranties set forth in Article 6 of the Purchase Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

         8. Survival. Except as expressly provided herein, the Purchase Agreement and the Subordination Agreement shall continue in full force and effect, and the unamended terms and conditions of the Purchase Agreement and the Subordination Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

         9. Effect of Amendment. From and after the date hereof, references to the Purchase Agreement shall be references to the Purchase Agreement as amended hereby and references to the Subordination Agreement shall be references to the Subordination Agreement as amended hereby.

         10. Entire Understanding. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.4 of the Purchase Agreement.

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.


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         12. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.


                         COMPANY:

                         RAMSAY YOUTH SERVICES, INC.



                         By:________________________________
                                   Marcio C. Cabrera
                                   Executive Vice President



                         SUBSIDIARY GUARANTORS:


                              BETHANY PSYCHIATRIC HOSPITAL, INC., an Oklahoma corporation

                              BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation

                              EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, a North Carolina corporation

                              GREAT PLAINS HOSPITAL, INC., a Missouri
                              corporation

                              GULF COAST TREATMENT CENTER, INC., a Florida corporation

                              H.C. CORPORATION, an Alabama corporation

                              HAVENWYCK HOSPITAL, INC., a Michigan corporation

                              HSA HILL CREST CORPORATION, an Alabama corporation

                              HSA OF OKLAHOMA, INC., an Oklahoma corporation


                SIGNATURE PAGE TO FIRST AMENDMENT TO SUBORDINATED
                       NOTE AND WARRANT PURCHASE AGREEMENT

                             MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation

                             RAMSAY EDUCATIONAL SERVICES, INC., a Delaware corporation

                             RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC., a Louisiana corporation

                             RAMSAY LOUISIANA, INC., a Delaware corporation

                             RAMSAY MANAGED CARE, INC., a Delaware corporation

                             RAMSAY YOUTH SERVICES OF ALABAMA, INC., a Delaware corporation

                             RAMSAY YOUTH SERVICES OF FLORIDA, INC., a Delaware corporation

                             RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., a Delaware corporation

                             RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation

                             RHCI SAN ANTONIO, INC., a Delaware corporation

                             TRANSITIONAL CARE VENTURES, INC., a Delaware corporation

                             TRANSITIONAL CARE VENTURES (TEXAS), INC., a
                             Delaware corporation



                             By:_____________________________

                                  Marcio C. Cabrera
                                Vice President


                SIGNATURE PAGE TO FIRST AMENDMENT TO SUBORDINATED
                       NOTE AND WARRANT PURCHASE AGREEMENT
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                                H.C. PARTNERSHIP


                                  By:  H.C. CORPORATION, an Alabama
                                        corporation, as a general partner


                                          By:_______________________
                                            Marcio C. Cabrera
                                            Vice President




                                  By:  HSA HILL CREST
                                  CORPORATION,
                                          an Alabama corporation, as a general
                                          partner


                                          By:_______________________
                                            Marcio C. Cabrera
                                            Vice President


                SIGNATURE PAGE TO FIRST AMENDMENT TO SUBORDINATED
                       NOTE AND WARRANT PURCHASE AGREEMENT
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                                   PURCHASERS:

                                     SUNTRUST BANKS, INC.



                                     By:  ___________________________________
                                          Robert L. Dudiak
                                          Group Vice President

                                     ING (U.S.) CAPITAL LLC



                                     By:  ___________________________________
                                          Steven G. Fleenor
                                          Director


                                   AGENT:

                                     FLEET CAPITAL CORPORATION


                                     By:_____________________________________
                                         Name:
                                         Title:



                SIGNATURE PAGE TO FIRST AMENDMENT TO SUBORDINATED
                       NOTE AND WARRANT PURCHASE AGREEMENT